UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	April 21, 2008

MEDecision, Inc.

(Exact Name of Issuer as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation or Organization)	001-33191 (Commission File Number)	23-2530889 (I.R.S. Employer Identification Number)

601 Lee Road, Chesterbrook Corporate Center Wayne, Pennsylvania (Address of Principal Executive Offices)		19087 (Zip Code)

(610) 540-0202

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Timothy W. Wallace as Interim President and Chief Operating Officer

On April 21, 2008, MEDecision, Inc. (the “Company”) announced that Timothy W. Wallace had been appointed to serve as the Company’s Interim President and Chief Operating Officer.  Mr. Wallace, age 50, joined the Company in March 2002 as a member of the Board of Directors.  From April 2000 until March 2008, he served as the Chief Executive Officer of FullTilt Solutions, Inc., an enterprise product information management software company, and since April 2000 has served as its Chairman.  Mr. Wallace is a Certified Public Accountant (inactive). Mr. Wallace received a B.S. in Accounting from Indiana University of Pennsylvania and a M.B.A. from Miami University.

Under the terms of his Consulting Agreement (“Consulting Agreement”), Mr. Wallace will receive a payment of $6,500 for each week that he serves as Interim President and Chief Operating Officer.  The Company also agreed to continue to pay Mr. Wallace for his service as a member of the Board of Directors, except for service on any committees of the Board of Directors.  Due to the nature of the consulting responsibilities contemplated, the Consulting Agreement prohibits Mr. Wallace from accepting engagements that will interfere with the performance of his duties as Interim President and Chief Operating Officer of the Company.  The Consulting Agreement is terminable, upon thirty days’ notice, by either party.  Mr. Wallace has also agreed to certain restrictive covenants, including confidentiality and non-competition and non-solicitation provisions during his engagement with the Company and for a period of twelve months thereafter.

The foregoing description of the Consulting Agreement is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  The following exhibits are furnished with this Form 8-K:

Exhibit No.	Description

10.1	Consulting Agreement dated April 21, 2008 between MEDecision, Inc. and Timothy W. Wallace

99.1	Press Release of MEDecision, Inc. dated April 21, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDECISION, INC.

Date: April 21, 2008	By:	/s/ Carl E. Smith
		Name:	Carl E. Smith
		Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Consulting Agreement dated April 21, 2008 between MEDecision, Inc. and Timothy W. Wallace
99.1	Press Release of MEDecision, Inc. dated April 21, 2008